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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 29, 2000

                               UNIT CORPORATION
              (Exact Name of Registrant as Specified in Charter)

           Delaware                1-9260               73-1283193
   (State of Incorporation)    (Commission File        (IRS Employer
                                   Number)          Identification No.)

                           1000 Kensington Tower,
                             7130 South Lewis,
                           Tulsa, Oklahoma 74136
            (Address Of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code: (918) 493-7700

                              (Not Applicable)
       (Former Name Or Former Address, If Changed Since Last Report)

























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ITEM 5.  OTHER EVENTS.

     At the May 3, 2000 Annual Meeting of Stockholders of Unit Corporation ("Unit"), the stockholders approved an increase in Unit's common stock from 40,000,000 to 75,000,000 shares. On May 16, 2000, Unit filed an amended and restated certificate of incorporation reflecting the increase in common stock. A copy of the amended and restated certificate of incorporation is filed as an exhibit to this report, and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits.

Exhibit No.              Description
-----------              -----------

    3.1     Amended and Restated Certificate of Incorporation of Unit
            Corporation.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     June 29, 2000

                             UNIT CORPORATION

                               By:/s/ King P. Kirchner
                               -----------------------
                               King P. Kirchner
                               Chairman and Chief Executive
                               Officer




















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Exhibits Index

Exhibit No.              Description
-----------              -----------

    3.1     Amended and Restated Certificate of Incorporation of Unit
            Corporation.


















































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